Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER, SECTION 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, David Pessah, the Chief Financial Officer (Principal Financial Officer) of T SERIES MIDDLE MARKET LOAN FUND LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

•the Form 10-K of the Company for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•the information contained in the Form 10-K of the Company for the year ended December 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2024
/s/ David Pessah
David Pessah Chief Financial Officer (Principal Financial Officer)